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                                  EXHIBIT 32.1

                   CERTIFICATE OF THE CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.
1350):

      I, Thomas D. Karol, Chief Executive Officer of ElkCorp, certify to my knowledge and belief pursuant to Section 906 of Sarbanes-Oxley Act of 2002 (18 U.S.C.ss. 1350) that:

      (1) The Annual Report on Form 10-K for the period ended June 30, 2003, which this statement accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Annual Report on Form 10-K for the period ended June 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of ElkCorp.

Date: September 26, 2003
                                          By /s/ Thomas D. Karol
                                             ---------------------------
                                                 Thomas D. Karol
                                                 Chief Executive Officer